SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                     FORM 8-K

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 15, 1996

First Deposit National Bank on behalf of the First Deposit Master Trust
            (Issuer in respect of the First Deposit Master Trust
                4.90% Asset-Backed Certificates, Series 1993-1
                5.75% Asset-Backed Certificates, Series 1993-2
              Remarketed Asset-Backed Certificates, Series 1993-3
                 6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                 6.05% Asset-Backed Certificates, Series 1995-2)
               (Exact name of registrant as specified in charter)


                                     33-59922
United States of America             33-84844          02-0118519
(State or other jurisdiction of    (Commission     (I.R.S. Employer
incorporation or organization)       File No.)      Identification No.)


295 Main Street
Tilton, New Hampshire                                  03276
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348

                    Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

Exhibit 19.1   Monthly Statement for the 4.90% Asset-Backed
               Certificates, Series 1993-1 with respect to the May 15, 1996 Distribution Date.

Exhibit 19.2   Monthly Statement for the 5.75% Asset-Backed
               Certificates, Series 1993-2 with respect to the May 15, 1996 Distribution Date.

Exhibit 19.3   Monthly Statement for the 6.90% Asset-Backed
               Certificates, Series 1994-1 with respect to the May 15, 1996 Distribution Date.

Exhibit 19.4 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the May 15, 1996 Distribution Date.

Exhibit 19.5 Monthly Statement for the 6.05% Floating Rate Asset-Backed Certificates, Series 1995-2 with respect to the May 15, 1996 Distribution Date.


                                       Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                       FIRST DEPOSIT MASTER TRUST

                                        By: FIRST DEPOSIT NATIONAL BANK,
                                            Servicer

                                        By: /s/ David J. Petrini
                                            David J. Petrini
                                            Vice President and
                                            Senior Financial Officer


Date: May 15, 1996



EXHIBIT INDEX


Exhibit No.	                                                       Page


19.1   Monthly Statement for the 4.90% Asset-Backed Certificates,
       Series 1993-1 with respect to the May 15, 1996 Distribution
       Date.                                                           4

19.2   Monthly Statement for the 5.75% Asset-Backed Certificates,
       Series 1993-2 with respect to the May 15, 1996 Distribution
       Date.                                                          11

19.3   Monthly Statement for the 6.90% Asset-Backed Certificates,
       Series 1994-1 with respect to the May 15, 1996 Distribution
       Date.                                                          18

19.4   Monthly Statement for the Floating Rate Asset-Backed
       Certificates, Series 1995-1 with respect to the May 15, 1996
       Distribution Date.                                             26

19.5   Monthly Statement for the 6.05% Asset-Backed Certificates,
       Series 1995-2 with respect to the May 15, 1996 Distribution
       Date.                                                          35